UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: May 28, 2008
(Date of earliest event reported)

PERVASIP CORP.
(Exact name of Registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

0-4465	13-2511270
(Commission File No.)	(I.R.S. Employer Identification No.)

75 South Broadway, Suite 302
White Plains, New York 10601
(Address of principal executive offices; zip code)

(212) 404-7633
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01     Entry into a Material Definitive Agreement.

On May 28, 2008, Pervasip Corp. (the “Company”) consummated a private placement pursuant to which the Company issued to Valens Offshore SPV II, Corp. (the “Investor”) a secured term note in the principal amount of up to $1,400,000 (the “Note”). The Investor is an “accredited investor” (as such term is defined in the rules promulgated under the Securities Act of 1933, as amended (the “Act”)). In connection with the private placement, the Company also amended and restated four existing secured term notes issued to the Investor or affiliates of the Investor (together, the “Investors”) in the principal amounts of $1,966,667, $1,428,000, $3,400,000 and $600,000 (“Amended Notes”), and extended the expiration date of existing common stock purchase warrants (the “Warrants”) held by the Investors from 2017 to 2022.

The following describes certain of the material terms of the financing transaction with the Investors. The description below is not a complete description of the material terms of the transaction and is qualified in its entirety by reference to the agreements entered into in connection with the transaction, copies of which are included as exhibits to this Current Report on Form 8-K:

Note Maturity Date, Principal Amount and Interest Rate. Absent earlier redemption with no redemption premium payable by the Company, the Note matures on September 28, 2010 (the “Maturity Date”). The maximum principal amount of the Note is $1,400,000, and $300,000 has been funded to the Company on May 28, 2008. Additional fundings are available to the Company in the sole discretion of the Investors once a month in accordance with the terms of a Securities Purchase Agreement dated May 28, 2008, a copy of which is included as an exhibit to this Current Report on Form 8-K.  Interest will accrue on the unpaid principal and interest on the Note at a rate per annum equal to twenty percent (20%) calculated on the basis of a 360-day year.

Payment of Interest and Principal.  During the period beginning on the May 28, 2008 through and including May 31, 2009, the Company will pay interest on the principal amount in kind (the “PIK Interest”). The PIK Interest will accrue monthly, in arrears, commencing on June 1, 2008, and on the first business day of each consecutive calendar month thereafter, through and including May 31, 2009. On and after June 1, 2009, interest will be payable monthly in arrears, commencing on July 1, 2009, on the first business day of each consecutive calendar month thereafter through and including the Maturity Date. The PIK Interest shall be added to the principal amount of the Note and is payable on the Maturity Date. Principal payments on the Notes are due and payable on the Maturity Date.

Amended Notes.  The Amended Notes amend and restate in their entirety (and are given in substitution for and not in satisfaction of) four individual secured term notes made by the Company in favor of the Investors on September 28, 2007.  The principal change effected in the Amended Notes was the creation of PIK interest in lieu of monthly interest payments until May 31, 2009. The PIK Interest will accrue monthly, in arrears, commencing on June 1, 2008, and on the first business day of each consecutive calendar month thereafter, through and including May 31, 2009. The PIK Interest payable on each Amended Note will be added to the principal amount on such Amended Note and is payable on the Maturity Date. On and after June 1, 2009, interest shall be payable monthly in arrears, commencing on July 1, 2009, on the first business day of each consecutive calendar month thereafter through and including the date when the notes mature.  For all four of the Amended Notes, the interest rate is equal to the “prime rate” published in The Wall Street Journal from time to time, plus two percent (2%).  Two of the four Amended Notes are subject to a minimum interest rate of 9.75% per annum.

Security for Notes. The Note and the Amended Notes are secured by a blanket lien on substantially all of the Company’s assets pursuant to the terms of security agreements executed by the Company and its subsidiaries in favor of the Investors and a collateral agent for the Investors. In addition, the Company has pledged its ownership interests in its subsidiaries pursuant to stock pledge agreements executed by the Company in favor of the Investor and a collateral agent for the Investors securing the Company’s obligations under the Note and the Amended Notes. If an event of default occurs under the security agreement, the stock pledge agreement, the Note or the Amended Notes, the secured parties have the right to accelerate payments under such promissory notes and, in addition to any other remedies available to them, to foreclose upon the assets securing such promissory notes.

Warrant Terms. Three sets of Warrants that contained an expiration date of September 28, 2017 were issued to the Investors on September 28, 2007. The expiration date on the Warrants has been changed to September 28, 2022.

Restrictions on Exercise of Warrant. None of the Investors are entitled to receive shares of the Company’s common stock upon exercise of the Warrants if such receipt would cause such Investor to beneficially own in excess of 9.99% of the outstanding shares of the Company’s common stock on the date of exercise of such Warrants. Such provision may be waived by the Investors upon 61 days prior written notice to the Company.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by reference, for a description of the terms of the sale of the Note to the Investors.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02      Unregistered Sales of Equity Securities.

Please see Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by reference, for a description of the terms of the issuance the Warrants and the associated exercisability features. The Warrants were issued in reliance on the exemption from registration provided by Section 4(2) of the Act, on the basis that their issuance did not involve a public offering, no underwriting fees or commissions were paid by us in connection with such sale and the Investor represented to us that it was an “accredited investor,” as defined in the Act.

SECTION 8 – OTHER EVENTS

Item 8.01     Other Events.

On June 3, 2008, the Company issued a press release announcing the sale of the Note to the Investor and the issuance of the Amended Notes and the Warrants.  A copy of the press release is attached hereto as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENT AND EXHIBITS

Item 9.01     Financial Statements and Exhibits.

(c)           Exhibits.
Number	Documents

10.1	Securities Purchase Agreement dated as of May 28, 2008, among Pervasip Corp., LV Administrative Services, Inc. and the Purchasers listed therein.
10.2	Secured Term Note, dated as of May 28, 2008, of Pervasip Corp. to Valens Offshore SPV II, Corp.
10.3	Amended and Restated Secured Term Note, dated as of May 28, 2008, of Pervasip Corp. to Valens Offshore SPV I, Corp.
10.4	Amended and Restated Secured Term Note, dated as of May 28, 2008, of Pervasip Corp. to Valens Offshore SPV II, Corp.
10.5	Funds Escrow Agreement, dated as of May 28, 2008, among Pervasip Corp., Loeb & Loeb LLP and LV Administrative Services, Inc., as agent.
10.6	Fourth Amended and Restated Secured Term Note, dated as of May 28, 2008 of Pervasip Corp. to Valens Offshore SPV I, Ltd.
10.7	Second Amended and Restated Secured Term Note, dated as of May 28, 2008 of Pervasip Corp. to Valens Offshore SPV I, Ltd.
10.8
Reaffirmation and Ratification Agreement, dated as of May 28, 2008, executed among Pervasip Corp., Vox Communications Corp., Line One, Inc., AVI Holding Corp., TelcoSoftware.com Corp. and Valens Offshore SPVI, Ltd.

10.9
Reaffirmation and Ratification Agreement, dated as of May 28, 2008, executed among Pervasip Corp., Vox Communications Corp., Line One, Inc., AVI Holding Corp., TelcoSoftware.com Corp. and Valens Offshore SPV II, Corp.

10.11	Subsidiary Guarantee dated as of May 28, 2008 by Vox Communications Corp., AVI Holding Corp., Telcosoftware.com Corp. and Line One, Inc.
10.11
Letter to Amend Warrants dated as of May 28, 2008, executed among Pervasip Corp., LV Administrative Services, Inc., as agent, Calliope Capital Corporation, Valens Offshore SPV II, Corp., Laurus Master Fund, Ltd., Valens, U.S. SPV I, LLC, and Psource Structured Debt Limited.

10.12
Master Security Agreement dated as of May 28, 2008 among Pervasip Corp., Vox Communications Corp., Line One, Inc., AVI Holding Corp., TelcoSoftware.com Corp. and LV Administrative Services Inc., as agent.

10.13	Stock Pledge Agreement dated as of May 28, 2008 among LV Administrative Services Inc., as agent, Pervasip Corp., Vox Communications Corp., Line One, Inc., AVI Holding Corp. and TelcoSoftware.com Corp.
10.14
Amendment to September 28, 2007 Securities Purchase Agreement dated May 28, 2008, executed among Pervasip Corp., LV Administrative Services, Inc., as agent, Valens Offshore SPV I, Ltd. and Valens Offshore SPV II, Corp.

99.1	Press release of Pervasip Corp. dated June 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      eLEC COMMUNICATIONS CORP.

Date:  June 3, 2008                                                                                     By: /s/ Paul H. Riss
 Paul H. Riss
 Chief Executive Officer